CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Bryan McKigney, Director, President and Chairman of The Asia Tigers Fund, Inc. (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    December 2, 2005                     /s/ Bryan McKigney
     ----------------------              ---------------------------------------
                                         Bryan McKigney, Director, President and
                                         Chairman
                                         (principal executive officer)

I, Alan Kaye, Treasurer of The Asia Tigers Fund, Inc. (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   December 2, 2005                      /s/ Alan Kaye
     ----------------------              ---------------------------------------
                                         Alan Kaye, Treasurer
                                         (principal financial officer)